Exhibit 10.9


2-6-2 Kamiosaki, Shinagawa-ku               Wakabayashi Fund, LLC
Tokyo, Japan 141-0021                       [Graphic Omitted]
T:  914 613 3230    F:  646 514 1601

This Agreement made this October 18, 2007, by and between Wakabayashi Fund, LLC., a Japanese Limited Liability Company, whose address is 2-6-2 Kamiosaki, Shinagawa-ku Tokyo Japan 141-0021, hereinafter referred to as "WAKABAYASHI" or "Consultant" and SPIRIT EXPLORATION, INC., a Nevada corporation, its agents, successors or assigns, hereinafter referred to as "SPIRIT EXPLORATION, INC." OR "Client", whose address is 118 Howe Street, Victoria, British Columbia
Telephone: 250.384.2077  Fax: -  Symbol:  SPXP.PK

Whereas Consultant is in the business of providing management consulting services to businesses in an effort to obtain capital from third parties for business use, including equipment leasing, purchase order and/or contract financing, factoring and financing for land and buildings' utilizing various financing instruments and whereas Client desires to retain Consultant for the following purposes: TO ATTEMPT TO ARRANGE FINANCING FOR THE PURPOSE OF WORKING CAPITAL AS AN INTERMEDIARY.

For and in consideration of mutual benefits, promises, and the cross consideration hereinafter set forth, the adequacy of which is hereby acknowledged, the parties hereto, WAKABAYASHI and SPIRIT EXPLORATION, INC. collectively "THE PARTIES", hereby covenant and agree as follows:

1.     Services

     A. WAKABAYASHI is hereby engaged by SPIRIT EXPLORATION, INC., to provide capital funding services (non-exclusive) including serving as an investment banking liaison, and acting as capital consultant for a six month period from the date hereof. WAKABAYASHI shall contact institutional investors, arrange presentation of the Company, assist in restructuring SPIRIT EXPLORATION, INC.'S business plan for presentation and arrange conferences with capital sources (the "term").

     B. WAKABAYASHI is engaged to provide capital structure, working capital, equipment financing, merger and acquisition, and reorganization consulting services to SPIRIT EXPLORATION, INC. for purposes of attempting to capitalize the company for a six month period from the date hereof.

2.     Compensation

          SPIRIT EXPLORATION, INC. hereby agrees to pay WAKABAYASHI for the services set forth in Paragraph 1, the following items:

     A. Recognizing that WAKABAYASHI has extensive sources of venture capital, coupled with brokerage industry contacts, SPIRIT EXPLORATION, INC. hereby agrees to pay WAKABAYASHI for the consulting services set forth in Paragraph 1(a) a success fee of no more than seven percent (7%), which shall not exceed a total of 15% inclusive of all fees charged by WAKABAYASHI and/or the party actually providing the funding, in cash of the amount of capital raised as a result of contacts by WAKABAYASHI, and/a success fee of no more than seven percent (7%), which shall not exceed a total of 15% inclusive of all fees charged by WAKABAYASHI and/or any other third party, in cash of the capitalized value, computed based on shares issued of any merger or acquisition. Such fees shall be due at closing of any transaction in which WAKABAYASHI has acted as the introducing person. Any party so introduced to Client shall be pre-approved in writing by Client and a list of introductions shall be maintained by consultant.

     B. SPIRIT EXPLORATION, INC. shall pay all out-of-pocket expenses related to the services set forth in Paragraph 1 above, subject to budget approval by SPIRIT EXPLORATION, INC. prior to incurring the expense.

3.     Termination of Agreement

     This Consulting Agreement may not be terminated by either party prior to the expiration of the term provided herein above, except as follows:

     A. Upon the bankruptcy or liquidation of the other party, whether voluntary or involuntary;

     B.   Upon  the  other  party  taking  the  benefit  of  any insolvency law;

     C. Upon the other party having or applying for a receiver appointed for either party; and/or written notice by one party to the other party.

4.     Notices

          All notices hereunder shall be in writing and addressed to the party at the address herein set forth, or at such other address which notice pursuant to this section may be given, and shall be given upon the earlier of actual receipt or three (3) business days after being mailed or delivered to such courier service. Any notices to be given hereunder shall be effective if executed by and/or sent by the attorneys for THE PARTIES giving such notice and, in connection therewith, THE PARTIES and their respective counsel agree in giving such notice such counsel may communicate directly in writing with such party to the extent necessary to give such notice.




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5.     ATTORNEY FEES

          In the event either party is in default of the terms or conditions of this Consulting Agreement and legal action is initiated or suit be entered as a result of such default, the prevailing party shall be entitled to recover all costs incurred as a result of such default including reasonable attorney fees, expenses and court costs through trial, appeal and to final disposition.

6.      TIME IS OF THE ESSENCE

          Time is hereby expressly made of the essence of this Consulting Agreement with respect to the performance by THE PARTIES of their respective obligations hereunder.

7.      INUREMENT

          This Consulting Agreement shall inure to the benefit of and be binding upon THE PARTIES hereto and their respective heirs, executors, administrators, personal representatives, successors, and consultant cannot assign this agreement.

8.     ENTIRE AGREEMENT

          This Consulting Agreement contains the entire agreement of THE PARTIES. It is declared by THE PARTIES that there are no other oral or written agreements or understanding between them affecting this Agreement. This Agreement supersedes all previous agreements.

9.     AMENDMENTS

          This Agreement may be modified or amended provided such modifications or amendments are mutually agreed upon by and between THE PARTIES hereto and that said modifications or amendments are made only by an instrument in writing signed by THE PARTIES.

10.     WAIVERS

          No waiver of any provision or condition of this Agreement shall be valid unless executed in writing and signed by the party to be bound thereby, and then only to the extent specified in such waiver. No waiver of any provision or condition of this Agreement and no present waiver of any provision or condition of this Agreement shall be construed as a future waiver of such provision or condition.

11.     NON-WAIVER

          The failure of either party, at any time, to require any such performance by any other party shall not be construed as a waiver of such right to require such performance, and shall in no way affect such party's right to require such performance and shall in no way affect such party's right subsequently to require a full performance hereunder.

12.     CONSTRUCTION OF AGREEMENT

          Each party and its counsel have participated fully in the review and revision of this Agreement. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this Agreement.

13.     NON-CIRCUMVENTION AGREEMENT

          SPIRIT EXPLORATION, INC. agrees, represents and warrants hereby that it shall not circumvent WAKABAYASHI with respect to any banking or lending institution, investment bank, trust, corporation, individual or investor introduced by WAKABAYASHI to SPIRIT EXPLORATION, INC. pursuant to the terms with WAKABAYASHI for the purpose of, without limitation, this Agreement and for a period of twelve (12) months from the date of execution by THE PARTIES of this Agreement. If SPIRIT EXPLORATION, INC. enters into a transaction with a party introduced by consultant, then the fees owed under section 2a shall be due whether or not this Agreement or term has ended.

14.     APPLICABLE LAW

          THIS AGREEMENT IS EXECUTED PURSUANT TO AND SHALL BE INTERPRETED AND GOVERNED FOR ALL PURPOSES BY THE LAWS OF THE STATE OF NEW YORK FOR WHICH THE COURTS IN NEW YORK CITY, NEW YORK SHALL HAVE JURISDICTION WITHOUT GIVING EFFECT TO THE CHOICE OR LAWS OR CONFLICT OF LAWS RULES THEREOF OR OF ANY STYLE. The parties agree that mediation shall be used as an initial forum for the good-faith attempt to settle and resolve any issues or disputes that may arise.

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15.     COUNTERPARTS

          This Agreement may be executed in a number of identical counterparts. Each such counterpart is deemed an original for all purposes and all such counterparts shall, collectively, constitute one agreement, but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart.

16.     FACSIMILE

          A  facsimile  copy  of  this  Agreement  is  acceptable.

17.     ACCEPTANCE OF AGREEMENT

          Unless both parties have signed this Agreement within ten (10) business days of the date listed above, this Agreement shall be deemed automatically withdrawn and terminated.

IN WITNESS WHEREOF, THE PARTIES have set forth their hands and seal in execution of this Consulting Agreement this October 18, 2007 by and between:

WAKABAYASHI FUND, LLC.                      SPIRIT EXPLORATION, INC.
A Japan Limited Liability Company           A Nevada corporation



By: \s\ William Tyler Dillerstone           By:  \s\ Peter Laipnieks
    -----------------------------                ------------------------------
    William Tyler Dillerstone, President         Peter Lapnieks, CEO
    Date: October 18, 2007                       Date: October 18, 2007




























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